Expensify

Q4 2023 Earnings



February 22nd, 2024

Expensify

Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, future cash flow, projected costs, prospects, plans, objectives of management, expected market growth, the amount and timing of any share repurchases and our stock-based compensation estimates, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "shall," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the impact on inflation on us and our members; our borrowing costs have and may continue to increase as a result of increases in interest rates; our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; geopolitical tensions, including the war in Ukraine and the escalating conflict in Israel, Gaza and surrounding areas; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including geopolitical uncertainty and instability; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net loss, adjusted EBITDA, and free cash flow which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States ("GAAP") and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA and free cash flow to the nearest comparable GAAP figures, please see the appendix to this presentation.

Expensify

FY23 Financials

Expensify

FY 2023

Revenue	Average Paid Members	Net Interchange
$150.7MM	732,000	$11.1MM

Expensify

FY 2023

Operating Cash Flow
(Includes timing of customer funds)

$1.6MM

Free Cash Flow[1]
(Excludes timing of customer funds)

$0.6MM

Net Loss

$(41.7MM)

Non-GAAP Net Loss[2]

$(0.5MM)

Adj. EBITDA[3]

$13.2MM

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define Non-GAAP Net Loss as net income (loss) excluding stock-based compensation.

[3] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation. Please see appendix for GAAP to Non-GAAP reconciliation.

Expensify

Q4 23 Financials

Expensify

Q4 2023

Revenue	Average Paid Members	Net Interchange
$35.2MM	719,000	$3.1MM

Expensify

Q4 2023

Operating Cash Flow
(Includes timing of customer funds)

$(0.5MM)

Free Cash Flow[1]
(Excludes timing of customer funds)

$(3.6MM)

Net Loss

$(7.5MM)

Non-GAAP Net Income[2]

$3.1MM

Adj. EBITDA[3]

$5.9MM

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define non-GAAP net income (loss) as net loss from operations in accordance with US GAAP excluding stock-based compensation.

[3] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation. Please see appendix for GAAP to Non-GAAP reconciliation.

Expensify

Impact of cost cutting measures

- Operating Cash Flow, Free Cash Flow, Net Loss, Non-GAAP Net Income, and Adj. EBITDA all improved substantially q/q:
  - Operating Cash Flow improved by $4.9MM. (90.2% increase)
  - Free Cash Flow[1] improved by $3.5MM. (49.3% increase)
  - Net Loss improved by $9.5MM. (55.9% increase)
  - Non-GAAP Net Income[2] improved by $9.8MM. (146.3% increase)
  - Adj. EBITDA[3] improved by $9.4MM. (268.6% increase)
- These measures were implemented halfway through the fourth quarter, so we expect the full impact to be felt in future quarters.

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define non-GAAP net income (loss) as net loss from operations in accordance with US GAAP excluding stock-based compensation.

[3] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation. Please see appendix for GAAP to Non-GAAP reconciliation.

Expensify

FY 2024 Free Cash Flow Guidance

- We're initiating full year Free Cash Flow[1] guidance to provide a more clear picture on the cash impact from recent cost reductions.
- FY 2023 Operating Cash Flow was $1.6MM.
- FY 2023 Free Cash Flow was $0.6MM.
- We project **FY 2024 Free Cash Flow will be between $10.0-12.0MM[2].**

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation for FY 2023.

[2] The Company does not provide a reconciliation for free cash flow estimates on a forward-looking basis because it is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of net cash provided by (used in) operating activities and certain reconciling items on a forward-looking basis, which could be significant to the Company's results.

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.

Expensify

Q1 2024

Monthly Paid Members


800,000
600,000
400,000
200,000
0
1/1/2021
1/1/2022
1/1/2023
1/1/2024

January Paid Members

690,000

Denotes January 2024 and January activity from previous years

Note: There can be no assurances that the trends of previous first quarters are representative of future trends.

Expensify

Expensify Card updates

- **Strong growth:** Interchange derived from the Expensify Card grew 63% to $11.1M year over year.
- **Channel superiority:** Accounting Partners who onboard clients to the Expensify Card receive 50 basis points in revenue share for their clients.
- **Program management:** Established new card program which earns more interchange per transaction. All existing customers are expected to be transitioned by EOY 2024.
  - All new Expensify Card customers now fall under the new card program.
- **Accounting improvement:** The transition will result in interchange from the new card program reported as revenue, rather than contra cost of revenue while providing the company 20% more in interchange fees.

Expensify

FY23 & Q4
Business Highlights

Expensify

Adds and churn were stable; expansion wasn't



2022
2023
2024
150,000
100,000
50,000
0
+42K
+85K
-62K
+43K
-42K
-62K
+4K
Added users
Customer expansion
Churned users
Added users
Customer contraction
Churned users
Net growth

Incremental paid members from:

Expensify

+75% in top 100 SEO keywords


30,000
25,000
20,000
15,000
SEO Keywords
2023-Q1
2023-Q2
2023-Q3
2023-Q4

Note: SEO Keywords represent the amount of keywords that populate in the top 100 results for that search term.

Expensify

+83% in first page SEO keywords


2000
1500
1000
500
# of 1st Page Keywords
6/23
7/23
8/23
9/23
10/23
11/23
12/23
1/24
2/24

Note: First page SEO keywords represent search terms that result in Expensify content being shown on the first page of search results.

Expensify

+20% in SEO sessions



4,000,000
3,750,000
3,500,000
3,250,000
3,000,000
SEO Sessions
2023-Q1
2023-Q2
2023-Q3
2023-Q4

Note: SEO sessions means site traffic which came to our site directly from organic search

Expensify

+35% m/m global reimbursement customers



150
100
50
0
Customers
2023-04-01
2023-05-01
2023-06-01
2023-07-01
2023-08-01
2023-09-01
2023-10-01
2023-11-01
2023-12-01
2024-01-01

Expensify

+250% y/y Expensify Chat companies



8000
6000
4000
2000
0
Companies
2022-08-01
2022-09-01
2022-10-01
2022-11-01
2022-12-01
2023-01-01
2023-02-01
2023-03-01
2023-04-01
2023-05-01
2023-06-01
2023-07-01
2023-08-01
2023-09-01
2023-10-01
2023-11-01
2023-12-01
2024-01-01

Expensify

+100% y/y open source activity



300
200
100
0
Active contributors to Expensify/App
2020-Q3
2020-Q4
2021-Q1
2021-Q2
2021-Q3
2021-Q4
2022-Q1
2022-Q2
2022-Q3
2022-Q4
2023-Q1
2023-Q2
2023-Q3
2023-Q4

Note: Represents open source developers contributing to our New Expensify code.

Expensify

FY23 Product Update

New Expensify

Expensify

Strategies for Expensify's Success

1. Capture the untapped 99%, starting with VSB/SMB
2. With a viral, bottom-up, word-of-mouth leadgen strategy
3. Monetized with high margin monthly subscriptions

Expensify

1.3B untapped users in the VSB/SMB



101 to 249 employees (224MM)
16.5%
1 employee (24MM)
1.8%
2 to 10 employees (354MM)
26.1%
51 to 99 employees (206MM)
15.2%
11-50 employees (548MM)
40.4%

Source: https://www.census.gov/data/tables/2022/econ/abs/2022-abs-company-summary.html. Census data collected in 2021.

Expensify

Key Takeaways

- There are 33.2 million small businesses in America, which combined account for 99.9% of all U.S. businesses.
- Small businesses are credited with just under two-thirds (63%) of the new jobs created from 1995 to 2021.
- In 2021, a record breaking 5.4 million new business applications were filed in the U.S.

US Chamber of Commerce, April 2023

Source: https://www.uschamber.com/small-business/state-of-small-business-now.

Expensify

Chat is viral


Chat

Expensify

Payments are viral


Chat
Payments

Expensify

Document management is viral


Chat
Documents
Payments

Expensify

Chat + Pay + Docs = Viral expense mgmt


Chat
Documents
Payments
box

Expensify

New Expensify flexes core strengths


Chat
Documents
Payments



Alice's Apples / Chats
#admins
Alice's Apples
#admins
100% of a company uses chat
#marketing-team
Todd: I thought of a new marketing initiative that...
#customer-support
Tracey: Did you all get a chance to look at this?
Concierge
👋 Hey there, I'm Concierge! If you have any que...
Welcome to #admins!
Collaboration among Alice's Apples admins starts here! 🎉
Use #admins to chat about topics such as workspace configurations and more.
Write something...


Alice's Apples / Chats
#admins
Alice's Apples
#admins
Payments at work, and at play
#marketing-team
Jack: I thought of a new marketing initiative that...
#customer-support
Tracey: Did you all get a chance to look at this?
Concierge
👋 Hey there, I'm Concierge! If you have any que...
Welcome to #admins!
Collaboration among Alice's Apples admins starts here! 🎉
Use #admins to chat about topics such as workspace configurations and more.
Write something...


Alice's Apples / Chats
Concierge
#accounting
Alice's Apples
Native storage of financial documents
#accounting
Collaboration starts here! 🎉
Use this space to chat about anything #accounting related.
Bob Builder Today at 12:49 PM
2023 - November
5 Replies Today at 12:49PM
Oliver Rozdarz Today at 12:49 PM
2023 - December
5 Replies Today at 12:49PM
Dan Newton Today at 12:49 PM
2024 - January
5 Replies Today at 12:49PM
Write something...

Expensify

Chat adds a moat around every feature

- **Realtime expense processing:** Chat-first always-on design enables immediate processing of incoming expenses without procrastination or needless batching
- **Collaborative billpay and invoicing:** Not only pays the bill, but archives the contract negotiation chat, and provides long-term secure storage of the final document.
- **"Bleisure" travel management:** Total corporate travel control and duty of care reporting, feeding into regional social chat rooms for employees to gather
- **Universal transactional chat:** Conversations are attached directly to the file, report, tasks, or expense being discussed, seamlessly across IT organizations

Expensify

VSB/SMB + Viral + Subs = LT Growth

- **The VSB/SMB market is untapped and unaddressed by the competition:**
    - We are the only player actively targeting this enormous, untapped market. There is no organized competition.
- **Bottom-up viral leadgen is the only way to address the whole market:**
    - We are the only player with a proven, profitable, scalable lead generation strategy that acquires SMBs that grow into enterprise customers.
- **Superapp subscriptions can be a profitable model in a sea of red:**
    - Everyone wants to do everything. But we are the only ones built from the ground up for seamless interoperability of the most use cases for the highest basket value.

Expensify

Chat-first design enables AI-first UI



Expensify

Learn more at exfy.com/roadmap

Expensify

#exfy-roadmap

Expensify Chat

Expensify

Q&A

Expensify

Expensify

Appendix

Expensify

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income (Loss)

	Three months ended September 30, 2023 (unaudited, in thousands)	Three months ended December 31, 2023 (unaudited, in thousands)	Year ended December 31, 2023 (unaudited, in thousands)
Net loss	**$ (17,003)**	**$ (7,488)**	**$ (41,740)**
Add:			
Stock-based compensation	10,267	10,600	41,212
Non-GAAP Net Income (Loss)[1]	**$ (6,736)**	**$ 3,112**	**$ (528)**

[1] We define Non-GAAP Net Income as net income (loss) excluding stock-based compensation.

Expensify

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Three months ended September 30, 2023 *(unaudited, in thousands)*	Three months ended December 31, 2023 *(unaudited, in thousands)*	Year ended December 31, 2023 *(unaudited, in thousands)*
Net loss	**$ (17,003)**	**$ (7,488)**	**$ (41,740)**
Provision for (benefit from) income taxes	(270)	1,333	3,264
Interest and other expenses, net	2,375	169	5,327
Depreciation and amortization	1,082	1,240	5,111
Stock-based compensation	10,267	10,600	41,212
Adjusted EBITDA	**$ (3,549)**	**$ 5,854**	**$ 13,174**

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation.

Expensify

GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Three months ended September 30, 2023 *(unaudited, in thousands)*	Three months ended December 31, 2023 *(unaudited, in thousands)*	Year ended December 31, 2023 *(unaudited, in thousands)*
Net cash used in (provided by) operating activities	**$ (5,106)**	**$ (543)**	**$ 1,559**
(Increase) decrease in changes in customer assets and liabilities			
Settlement assets	4,137	(2,983)	6,398
Settlement liabilities	(3,833)	2,343	(108)
Adjusted operating cash flow	**$ (4,802)**	**$ (1,183)**	**$ 7,849**
Less:			
Purchases of property and equipment	(624)	(281)	(1,384)
Software development costs	(1,687)	(2,180)	(5,910)
Free cash flow	**$ (7,113)**	**$ (3,644)**	**$ 555**

Note: We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

Expensify

Estimated Stock-Based Compensation (Millions) - Next 4 Quarters

	Q1 2024		Q2 2024		Q3 2024		Q4 2024	
	Low	High	Low	High	Low	High	Low	High
Cost of revenue, net	$ 2.7	$ 3.3	$ 2.5	$ 3.2	$ 2.5	$ 3.2	$ 2.5	$ 3.2
Research and development	3.1	3.9	3.0	3.7	2.9	3.6	2.8	3.5
General and administrative	1.5	1.9	1.4	1.8	1.4	1.8	1.4	1.8
Sales and marketing	1.0	1.2	1.0	1.2	1.0	1.2	0.9	1.1
Total	**$ 8.3**	**$ 10.3**	**$ 7.9**	**$ 9.9**	**$ 7.8**	**$ 9.8**	**$ 7.6**	**$9.6**

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.